UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 29, 2014 (Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4400 West 78th Street – Suite 520

Minneapolis, Minnesota 55435

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Bonus Pool Award Agreements

On April 29, 2014, Apogee Enterprises, Inc. (the “Company”) entered into a Bonus Pool Award Agreement with each of the executive officers listed below, which sets forth the terms and conditions pursuant to which the executive officer may receive an annual bonus award for the Company’s fiscal year ending February 28, 2015 under the shareholder-approved Apogee Enterprises, Inc. 2012 Executive Management Incentive Plan (the “Executive MIP”), a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 27, 2012. The agreement provides that the executive officer’s right to receive an annual cash bonus award will be determined based on the attainment of certain pre-set performance metrics for fiscal 2015. Any award received will not be taken into account when determining an executive officer’s compensation for purposes of determining benefits under any benefit, pension or retirement plan of the Company, or under any agreement between the Company and the executive officer.

The performance metric to be used to establish the bonus pool under the Executive MIP for fiscal 2015 is operating income. The performance metrics to be used for determining awards under the Executive MIP for fiscal 2015 for the executive officers listed below are net sales, earnings before taxes and days working capital. The table below sets forth certain information with respect to fiscal 2015 annual bonus award payout ranges as a percentage of fiscal 2015 salary for the listed executive officers based on performance at the threshold, target and maximum performance levels.

		Fiscal 2015 Annual Cash Incentive Compensation
Name	Position	Payout Range as a Percentage of Salary (%)	Threshold Payout as a Percentage of Salary (%)(1)	Target Payout as a Percentage of Salary (%)(2)	Maximum Payout as a Percentage of Salary (%)(3)
Joseph F. Puishys	Chief Executive Officer and President	0 – 210.00	5.25	105.00	210.00
James S. Porter	Chief Financial Officer	0 – 120.00	3.00	60.00	120.00
Patricia A. Beithon	General Counsel and Corporate Secretary	0 – 120.00	3.00	60.00	120.00
John A. Klein	Senior Vice President, Operations and Supply Chain Management	0 – 80.00	2.00	40.00	80.00
Gary R. Johnson	Vice President and Treasurer	0 – 80.00	2.00	40.00	80.00

(1)	Assumes threshold performance level is achieved for only the performance metric with the lowest weighting and is not achieved for any other performance metric.
(2)	Assumes target performance level is achieved for all performance metrics.
(3)	Assumes maximum performance level is achieved for all performance metrics.

In the event an executive officer’s employment is terminated during a fiscal year for any reason other than Disability or Retirement (as such terms are defined in the agreement) or death, the agreement provides that the executive officer will forfeit any and all rights under the Executive MIP and the agreement relating to such fiscal year. In accordance with the agreement, if an executive officer’s employment with the Company is terminated during the fiscal year as a result of Disability, Retirement or death, the executive officer, or the executive officer’s estate, as applicable, will receive a pro-rata cash payment after the end of the fiscal year to the extent that the threshold, target or maximum performance level of the performance metric is achieved.

All awards under the Executive MIP are subject to forfeiture or recoupment if the Board of Directors of the Company (the “Board”), in its sole discretion, determines that events have occurred that are covered by the Company’s Clawback Policy and that forfeiture or recoupment is appropriate.

The form of Bonus Pool Award Agreement used in connection with annual bonus awards under the Executive MIP, including the awards to executive officers listed above, is attached hereto as Exhibit 10.1 and is incorporated herein by reference (the “Form of Bonus Pool Award Agreement”).

Time-Based Restricted Stock Awards

At meetings of the Company’s Compensation Committee (the “Committee”) and the Board held on April 29, 2014, the executive officers listed below were awarded shares of time-based restricted stock in the amounts indicated below:

Name	Position	Number of Shares of Restricted Stock Awarded	Fully Vested Date
Joseph F. Puishys	Chief Executive Officer and President	27,000	4/29/2017
James S. Porter	Chief Financial Officer	6,046	4/29/2017
Patricia A. Beithon	General Counsel and Corporate Secretary	4,821	4/29/2017
John A. Klein	Senior Vice President, Operations and Supply Chain Management	2,439	4/29/2017
Gary R. Johnson	Vice President and Treasurer	2,065	4/29/2017

Such restricted stock awards were made pursuant to the shareholder-approved Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011) (the “Stock Incentive Plan”), a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 28, 2011.

The shares of restricted stock vest in three equal annual installments commencing on the first anniversary date of such grant (such three-year period is referred to herein as the “Restricted Period”). In the event the executive officer’s employment is terminated prior to the end of the Restricted Period by reason of Retirement (as defined in the agreement) or involuntary termination without Cause (as defined in the agreement), the Committee has the right to cause the remaining unvested shares to be accelerated as of the date of such Retirement or involuntary termination without Cause. In the event the executive officer’s employment is terminated prior to the end of the Restricted Period by reason of Disability (as defined in the agreement) or death, the shares of restricted stock will become immediately vested in full.

In the event of a Change in Control (as defined in the Stock Incentive Plan) during the Restricted Period and the executive officer’s employment is simultaneously or subsequently terminated by the Company without Cause or by the executive officer for Good Reason (as defined in the agreement) during the Restricted Period, the restrictions with respect to all of the shares held by the executive officer at the time of termination shall lapse and the shares shall immediately vest as of the date of such termination of employment.

The form of Restricted Stock Agreement used in connection with restricted stock awards under the Stock Incentive Plan, including the awards to the executive officers listed above, a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 2, 2011 (the “Form of Restricted Stock Agreement”), is incorporated herein by reference.

Two-Year Cash-Based Performance Awards

At the meetings of the Committee and the Board held on April 29, 2014, the executive officers listed below were awarded two-year cash-based performance awards representing the right to receive a cash payment from the Company up to the maximum amount set forth below (the “Performance Awards”).

		Amount of Cash Payment Subject to Award
Name	Position	Measuring Period (Fiscal Years)	Threshold Award Amount ($)(1)	Target Award Amount ($)(2)	Maximum Award Amount ($)(3)
Joseph F. Puishys	Chief Executive Officer and President	2015 – 2016	308,000	1,848,000	3,696,000
James S. Porter	Chief Financial Officer	2015 – 2016	94,800	568,800	1,137,600
Patricia A. Beithon	General Counsel and Corporate Secretary	2015 – 2016	75,600	453,600	907,200
John A. Klein	Senior Vice President, Operations and Supply Chain Management	2015 – 2016	38,250	229,500	459,000
Gary R. Johnson	Vice President and Treasurer	2015 – 2016	32,372	194,229	388,458

(1)	Assumes threshold performance level is achieved for only one of the performance goals and is not achieved for any other performance goals. If actual results are below threshold performance level for all performance goals, the payout will be zero.
(2)	Assumes target performance is achieved for all performance goals.
(3)	Assumes maximum performance is achieved for all performance goals.

The Performance Awards were awarded pursuant to the shareholder-approved Stock Incentive Plan, a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 28, 2011.

The amount of cash to be paid to each executive officer pursuant to the Performance Award (the “Cash Payment”) will be based on whether and to what extent the threshold, target or maximum performance level of the performance metrics for the period commencing on March 2, 2014 and ending on February 27, 2016 (the “Performance Period”) is achieved. The performance metrics for the Performance Period are cumulative net sales, cumulative earnings per share and average return on invested capital. The executive officer will receive a Cash Payment pursuant to the Performance Award if one or more performance metrics is achieved at or above the threshold level. The determination of the Cash Payment amount will occur as soon as practicable after the Committee determines whether, and the extent to which, the performance metrics have been achieved (the “Determination Date”). Following the Determination Date, the Company will pay to the executive officer one-half of the Cash Payment (the “Initial Payment”). On the one year anniversary of the last day of the Performance Period (the “Fully-Vested Date”), the Company will pay to the executive officer the remaining one-half of the Cash Payment (the “Final Payment”).

In the event the executive officer’s employment is terminated prior to the Fully-Vested Date, the Performance Award and any unpaid Cash Payment shall be immediately forfeited, unless the executive officer’s employment is terminated by reason of the executive officer’s Retirement or Disability (as such terms are defined in the award agreement) or death. In the event the executive officer’s employment is terminated prior to the end of the Performance Period by reason of Retirement, Disability or death, the executive officer or the executive officer’s estate, as applicable, shall be entitled to receive a pro-rata portion (based on the amount of time elapsed between the beginning of the Performance Period and the date of termination) of the Cash Payment after the end of the Performance Period to the extent that the threshold, target or maximum performance level of the performance metrics is achieved. In the event the executive officer’s employment is terminated after the Performance Period by reason of Retirement, Disability or death, the executive officer or the executive officer’s estate, as applicable, shall be entitled to receive the Initial Payment (if not yet paid to the executive officer) and the Final Payment. The Company will pay the Initial Payment following the Determination Date and the Final Payment on the Fully-Vested Date.

The Performance Awards are subject to forfeiture or recoupment if the Board, in its sole discretion, determines that events have occurred that are covered by the Company’s Clawback Policy and that forfeiture or recoupment is appropriate.

The form of Performance Award Agreement used in connection with the awards to the executive officers listed above and to be used on a going-forward basis for performance awards under the Stock Incentive Plan is attached hereto as Exhibit 10.3 and is incorporated herein by reference (the “Form of Performance Award Agreement”).

The descriptions in this Current Report on Form 8-K of the Form of Bonus Pool Award Agreement and Form of Performance Award Agreement are qualified in their entirety by reference to the attached copy of such agreements. The descriptions in this Current Report on Form 8-K of the Executive MIP, the Stock Incentive Plan and the Form of Restricted Stock Agreement are qualified in their entirety by reference to the copy of such plans and agreements that are on file with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 27, 2012, Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 28, 2011 and Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 2, 2011, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Bonus Pool Award Agreement under the Apogee Enterprises, Inc. 2012 Executive Management Incentive Plan.*

10.2	Form of Restricted Stock Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011) (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 2, 2011).

10.3	Form of Performance Award Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011).*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Patricia A. Beithon
Patricia A. Beithon General Counsel and Secretary

Date: May 5, 2014

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Bonus Pool Award Agreement under the Apogee Enterprises, Inc. 2012 Executive Management Incentive Plan.*

10.2	Form of Restricted Stock Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011) (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 2, 2011).

10.3	Form of Performance Award Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011).*

*	Filed herewith

7